UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No.      )

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CELLULAR TECHNICAL SERVICES COMPANY, INC.

(Name of Registrant As Specified In Its Charter)

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CELLULAR TECHNICAL SERVICES COMPANY, INC
4400 Biscayne Blvd.
Suite 980
Miami, Florida 33137

Dear Stockholders:

We are writing to advise you that we intend to amend our Restated Certificate of Incorporation to (i) change our name to SafeStitch Medical, Inc., (ii) increase the number of authorized shares of all classes of our capital stock, (iii) eliminate the classification and staggering of our Board of Directors, (iv) delete the provision restricting our ability to acquire common stock from certain of our stockholders holding 5% or more of our outstanding voting securities, (v) delete all supermajority voting requirements, (vi) delete the provision setting forth compromise procedures in the event of insolvency and (vii) delete immaterial provisions. Additionally, we are terminating our 1996 Stock Option Plan, as amended, and adopting the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan.

The foregoing actions were approved on November 13, 2007 by our Board of Directors. In addition, the amendment to our Restated Certificate of Incorporation and the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan were approved by the holders of approximately 79% of our issued and outstanding common stock. Approval of the amendment to our Restated Certificate of Incorporation required the approval of an aggregate of greater than two-thirds of our issued and outstanding common stock, and approval of the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan required the approval of an aggregate of greater than one-half of our issued and outstanding common stock, each of which were approved on November 13, 2007 by a written consent in lieu of a special meeting of the stockholders in accordance with the relevant sections of the Delaware General Corporation Law. We will file the Certificate of Amendment to our Restated Certificate of Incorporation, a copy of which is attached hereto as Annex A, with the Secretary of State of Delaware on or about January 2, 2008. The SafeStitch Medical, Inc. 2007 Incentive Compensation Plan has been named such in anticipation of the change of our name to “SafeStitch Medical, Inc.” pursuant to the stockholder approval discussed herein.

The actions described in this Information Statement were taken shortly after the consummation of that certain Share Transfer, Exchange and Contribution Agreement (the “Exchange Agreement”), dated as of July 25, 2007, by and among the Company, SafeStitch LLC, a Virginia limited liability company (“SafeStitch”), and all of the members of SafeStitch (the “SafeStitch Members”), who collectively held 100% of the membership interests (the “Membership Interests”) in SafeStitch. Pursuant to the terms of the Exchange Agreement, the SafeStitch Members have transferred all of their Membership Interests to the Company in exchange for an aggregate of 11,256,369 newly issued shares of the Company’s common stock, par value $0.001 per share.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about December 13, 2007.

Please feel free to call us at (305) 575-6000 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Cellular Technical Services Company, Inc.

For the Board of Directors of
Cellular Technical Services Company, Inc.

By:	/s/ Jane H. Hsiao, Ph.D., MBA
Jane H. Hsiao, Ph.D., MBA
Chairman

GENERAL
OUR PRINCIPAL STOCKHOLDERS
THE AMENDMENT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
COMPENSATION PLANS
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

CELLULAR TECHNICAL SERVICES COMPANY, INC.
4400 Biscayne Blvd.
Suite 980
Miami, Florida 33137

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the stockholders of Cellular Technical Services Company, Inc., a Delaware corporation (the “Company” or “CTSC”), in connection with the adoption of our Amended and Restated Certificate of Incorporation by written consent of our Board of Directors and the holders of a two-thirds majority of our issued and outstanding common stock in lieu of a special meeting. On November 13, 2007, our Board of Directors approved an Amendment to our Restated Certificate of Incorporation to (i) change our name to SafeStitch Medical, Inc., (ii) increase the number of authorized shares of all classes of our capital stock, (iii) eliminate the classification and staggering of our Board of Directors, (iv) delete the provision restricting our ability to acquire common stock from certain of our stockholders holding 5% or more of our outstanding voting securities, (v) delete all supermajority voting requirements, (vi) delete the provision setting forth compromise procedures in the event of insolvency and (vii) delete immaterial provisions (collectively, the “Amendment”). This action will become effective on the date of filing the Amendment with the Delaware Secretary of State in accordance with the written consent of our directors and the holders of approximately 79% of our issued and outstanding common stock, which is in excess of the two-thirds majority of our issued and outstanding common stock required in accordance with the relevant sections of the Delaware General Corporation Law.

Additionally, on November 13, 2007, our Board of Directors adopted the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan (the “2007 Plan”). This action was approved by written consent on the same date by the holders of approximately 79% of our issued and outstanding common stock, which is in excess of the majority of our issued and outstanding voting securities required. As of November 13, 2007, there are no options outstanding under our existing 1996 Stock Option Plan, and we have concluded that it is preferable to adopt a new incentive plan rather than amend our 1996 Stock Option Plan, which will be terminated on or about January 2, 2008.

As of October 2, 2007, there were 16,093,027 shares of our common stock issued and outstanding and each such share is entitled to one vote upon any matter submitted to our stockholders. We have never issued any preferred stock. The following stockholders who as of such date collectively owned approximately 79% of our outstanding common stock, which was in excess of the required majority of outstanding voting securities necessary for the adoption of this action, have executed a written consent approving the Amendment and the 2007 Plan.

		Percentage of
		Outstanding Common
Name and Address of Stockholder	Number of Shares	Shares

Frost Gamma Investments Trust	4,028,065	25%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Dr. Jane H. Hsiao, Ph.D., MBA	2,803,965	17.4%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Dr. Charles Filipi	2,814,092	17.5%
12370 Rose Lane Omaha, Nebraska 68154
Jeffrey G. Spragens	1,689,456	10.5%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Joy F. Spragens Family Trust	562,818	3.5%
Dated November 18, 2003 c/o Kathleen Flannigan Norris 4841 Rodman Street, N.W. Washington, DC 20016
RSLS Investments LLC	562,818	3.5%
c/o Judy Gibson Mint Management Company 1125-A Inman Avenue Edison, NJ 08820
Steven D. Rubin	240,128	1.5%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137

The elimination of the need for a meeting of stockholders to approve the actions described in this Information Statement is made possible by Section 228 of the Delaware General Corporation Law, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of in excess of a two-thirds majority in interest of our voting securities.

Our Board of Directors unanimously approved the Exchange Agreement, for which, as permitted by applicable Delaware law, we did not obtain and are not soliciting stockholder approval. Delaware law requires, however, that we obtain stockholder approval to amend our Restated Certificate of Incorporation to (i) change our name to SafeStitch Medical, Inc., (ii) increase the number of authorized shares of all classes of our capital stock, (iii) eliminate the classification and staggering of our Board of Directors, (iv) delete the provision restricting our ability to acquire common stock from those of our stockholders holding 5% or more of our outstanding voting securities, (v) delete all supermajority voting requirements, (vi) delete the provision setting forth compromise procedures in the event of insolvency and (vii) delete immaterial provisions. Additionally, applicable tax law and Securities and Exchange Commission rules require that we obtain stockholder approval of the 2007 Plan. Accordingly, we have obtained the written consent of at least two-thirds of our stockholders approving these actions and are mailing to our remaining stockholders this Information Statement disclosing that we have obtained such consent. Also, the transactions pursuant to the Exchange Agreement resulted in a change of a majority of our directors and, accordingly, we have mailed an information statement disclosing this change to our stockholders.

Pursuant to Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of those actions described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement will be mailed on or about December 13, 2007 to stockholders of record, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

No Dissenter’s Rights

No dissenter’s rights are afforded to our stockholders under Delaware law as a result of the adoption of the Amendment or the 2007 Plan.

OUR PRINCIPAL STOCKHOLDERS

Our voting securities are composed of our common stock, par value $0.001 per share, of which 16,093,027 shares were outstanding on October 2, 2007. The holders of our common stock are entitled to one vote for each outstanding share on all matters submitted to our stockholders. We have never issued any preferred stock. The following table contains information regarding record ownership of our common stock as of December 7, 2007 held by:

•	persons who own beneficially more than 5% of our outstanding voting securities;

•	our directors;

•	named executive officers; and

•	all of our directors and officers as a group.

	Number of		Percentage of
	Outstanding		Outstanding
	Shares		Shares
	Beneficially		of Common
Name and Title of Beneficial Owner	Owned(1)		Stock

Phillip Frost	4,813,448	(2)	28.5%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Frost Gamma Investments Trust	4,813,448	(2)	28.5%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Jane H. Hsiao, Ph.D., MBA, Chairman of the Board	3,589,348	(3)	21.3%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Jeffrey G. Spragens, Chief Executive Officer, President	2,834,7.30	(4)	17.6%
and Director 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Dr. Charles Filipi, Medical Director and Director	2,814,092		17.5%
12370 Rose Lane
Omaha, Nebraska 68154

	Number of		Percentage of
	Outstanding		Outstanding
	Shares		Shares
	Beneficially		of Common
Name and Title of Beneficial Owner	Owned(1)		Stock

Dr. Stewart B. Davis, Chief Operating Officer and Secretary	22,167	(5)		*
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Kenneth Block, Chief Financial Officer	7,500			*
20 East Sunrise Highway Valley Stream, New York 11581
Dr. Kenneth Heithoff, Director	0			*
5775 Wayzata Boulevard Suite 190 Minneapolis, Minnesota 55416
Richard Pfenniger, Jr., Director	115,000			*
7200 Corporate Center Drive Suite 600 Miami, Florida 33426
Steven D. Rubin, Director	1,025,511	(6)	6.1%
4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137
Kevin Wayne, Director	0			*
24 Pine Tree Lane Lowell, Massachusetts 01854
Stephen Katz, Former Chairman of the Board of Directors	318,103	(7)	2.0%
Former Chief Executive Officer and Former President 20 East Sunrise Highway Valley Stream, New York 11581

*	less than 1%.

(1)	All shares beneficially owned represent solely shares of common stock unless otherwise indicated.

(2)	Frost Gamma Investments Trust holds 4,028,065 shares of the Company’s common stock. Dr. Phillip Frost is the trustee and Frost Gamma, Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma, Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. The number of shares included above also includes warrants to purchase 785,383 shares of the Company’s common stock owned directly by The Frost Group, LLC. Frost Gamma Investments Trust is a principal member of The Frost Group, LLC. Dr. Frost and the Frost Gamma Investments Trust disclaims beneficial ownership of these warrants to purchase common stock, except to the extent of any pecuniary interest therein.

(3)	Includes warrants to purchase 785,383 shares of CTSC common stock held by The Frost Group, LLC. Dr. Hsiao is a member of The Frost Group, LLC. Dr. Hsiao disclaims beneficial ownership of the securities held by The Frost Group, LLC, except to the extent of her pecuniary interest therein.

(4)	Includes 562,818 shares owned by each of the Joy Fowler Spragens Family Trust, and RSLS Investments LLC. The Trust is an irrevocable trust established by Joy Fowler Spragens, the spouse of Mr. Spragens, for the benefit of her descendants and relatives who are unrelated to Mr. Spragens. Although Mr. Spragens is the manager of RSLS Investments LLC, the LLC is 100% owned by his adult children. Accordingly, Mr. Spragens disclaims any beneficial ownership of the shares held by the Joy Fowler Spragens Family Trust and RSLS Investment LLC. Includes warrants held by Mr. Spragens to purchase 20,138 shares of CTSC common stock.

(5)	Includes options to purchase 22,167 shares of CTSC common stock. Dr. Davis holds options to purchase an additional 66,500 shares of CTSC common stock, 1/3 of which become exercisable on September 11th of each of 2008, 2009 and 2010.

(6)	Includes warrants to purchase 785,383 shares of CTSC common stock held by The Frost Group, LLC. Mr. Rubin is a member of The Frost Group, LLC. Mr. Rubin disclaims beneficial ownership of the securities held by The Frost Group, LLC, except to the extent of his pecuniary interest therein.

(7)	Includes 41,273 shares held by a partnership controlled by Mr. Katz.

Change of Control

On September 4, 2007, we completed the acquisition of SafeStitch LLC, a privately-held Virginia limited liability company (“SafeStitch”), pursuant to a Share Transfer, Exchange and Contribution Agreement, dated as of July 25, 2007 (the “Share Exchange Agreement”), by and among us, SafeStitch and the members of SafeStitch (the “SafeStitch Members”) holding 100% of the outstanding membership interests in SafeStitch (the “Membership Interests”). In accordance with the Share Exchange Agreement, we acquired the Membership Interests in exchange for 11,256,369 shares of our common stock (the “Share Exchange”).

Additionally, we granted warrants to purchase a total of 805,521 shares of our common stock (the “Warrants”) to The Frost Group, LLC and Jeffrey G. Spragens in connection with a line of credit of up to $4 million that was provided to us by The Frost Group, LLC and Jeffrey G. Spragens simultaneously with the closing of the Share Exchange. The Warrants have a ten year term and an assumed exercise price of $0.25 per share of common stock. Dr. Phillip Frost has a controlling interest in The Frost Group, LLC and is the largest beneficial holder of our common stock. Dr. Jane Hsiao and Steven D. Rubin, two of our directors, are members of The Frost Group, LLC. Jeffrey G. Spragens is our Chief Executive Officer, President and a director. Frost Gamma Investments Trust, Dr. Phillip Frost, Dr. Jane Hsiao, Steven D. Rubin and Jeffrey G. Spragens were beneficial owners of membership interests in SafeStitch prior to the consummation of the Share Exchange.

Prior to the Share Exchange, Frost Gamma Investments Trust and Dr. Phillip Frost each beneficially owned (as such term is defined in Rule 13d-3 of the Exchange Act of 1934, as amended) 1,425,000 shares of our common stock, representing 29.5% of our then-outstanding voting securities, and Dr. Jane Hsiao beneficially owned 215,000 shares of our common stock, representing 4.5% of our then-outstanding voting securities. Immediately following the Share Exchange, Frost Gamma Investments Trust and Dr. Phillip Frost beneficially owned 4,799,348 shares of our common stock, and Dr. Jane Hsiao beneficially owned 3,589,348 shares of common stock, representing 28.4% and 21.3%, respectively, of our then outstanding voting securities. In addition, Dr. Charles Filipi and Jeffrey G. Spragens, who previously did not own any shares of our common stock, beneficially owned 2,814,092 and 2,834,230 shares of common stock, respectively, or 17.5% and 17.6%, respectively, of our then outstanding voting securities.

THE AMENDMENT

We originally incorporated as NCS Ventures Corp. in 1988 and changed our name to Cellular Technical Services Company, Inc. in May 1991 when we entered the business of developing and providing real-time information processing and information management systems for the wireless communications industry. Following the consummation of the transactions contemplated by the Exchange Agreement, we decided to change our name to SafeStitch Medical, Inc.

Furthermore, the Amendment will increase the aggregate number of shares of all classes of capital stock that the Company may issue from 35,000,000 to 250,000,000, which is composed of 225,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.01 per share. This increase in authorized share capital does not affect the number of shares of stock presently outstanding, nor does it affect the number of shares that you own; however, our issuance of additional shares may dilute your percentage ownership of the Company.

Our Board of Directors is presently divided into three classes, and the terms of the directors in each such class expire in three consecutive years. At each annual meeting of stockholders, the successors to the class of directors whose terms then expire are elected to hold office for new three-year terms and until their successors have been elected and qualified. The Amendment eliminates this staggered arrangement with the effect that all directors on the board comprise a single class; therefore, all positions on the Board of Directors may be subject to an election in any given year.

Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, shall be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the director whose departure caused the vacancy and until such director’s successor shall have been elected and qualified.

In order that we have maximum flexibility to acquire our own capital stock, the Amendment eliminates the restrictive provision in our Restated Certificate of Incorporation that requires the affirmative vote of the holders of a majority of the total number of the outstanding shares of our common stock prior to our purchase of any common stock from (i) any person who or which is the beneficial owner, directly or indirectly, of five percent (5%) or more of the voting power of our outstanding common stock and (ii) who or which has beneficially owned such common stock for less than two years.

Also, the Amendment eliminates all supermajority voting provisions contained in our Restated Certificate of Incorporation, which require a two-thirds vote of stockholders to change the structure of the Board of Directors, remove a Director, amend our bylaws or amend those provisions set forth in our Certificate of Incorporation which require such supermajority approval. Pursuant to the Amendment, a simple majority will be sufficient to take the foregoing actions.

In an attempt to address instances of financial hardship, our Restated Certificate of Incorporation contains a provision providing for certain compromise procedures in the event it became necessary for us to reorganize or restructure. This provision, which involves the intervention of a Delaware court of equity, could potentially bind the Company or otherwise limit our options in the event of financial difficulty. The Amendment deletes this provision, which allows us maximum flexibility should financial hardship ever arise.

Finally, the Amendment deletes non-material provisions from our Certificate of Incorporation, including the name of our original incorporator.

Overall, we believe that the Amendment, including the authorization of additional share capital, will enhance our ability to grow our business and respond to potential mergers and acquisitions; we cannot assure you, however, that this Amendment will result in our effecting a merger or acquisition or otherwise make our Company more attractive to acquisition candidates or potential investors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation. Compensation Discussion and Analysis

The primary goals of our board of directors with respect to executive compensation will be to attract and retain talented and dedicated executives, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to create incentives which will result in stockholder value creation. To achieve these goals, we plan to form a compensation committee to recommend executive compensation packages to our board of directors that are generally based on a mix of salary, discretionary bonus and equity awards. Although we have not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, we intend to implement and maintain compensation plans that tie a substantial portion of our executives’ overall compensation to achievement of corporate goals.

Benchmarking of Cash and Equity Compensation

We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation. We may retain the services of third-party executive compensation specialists from time to time in connection with the establishment of cash and equity compensation and related policies and we intend to take into account input from other independent members of our board of directors and publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

Elements of Compensation

We will evaluate individual executive performance with a goal of setting compensation at levels the board of directors or any applicable committee thereof believes are comparable with executives in other companies of similar size and stage of development while taking into account our relative performance and our own strategic goals. The compensation received by our executive officers consists of the following elements:

Base Salary.  Base salaries for our executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the pharmaceutical industry. Our medical director has been with SafeStitch since inception and has a base salary of $150,000. Our current chief operating officer was hired in May 2007 at an annual base salary of $130,000. Our current chief financial officer has been with CTSC since 2005 and has an annual base salary of $40,000.

Discretionary Annual Bonus.  In addition to base salaries, our compensation committee has the authority to award discretionary annual bonuses to our executive officers. The annual incentive bonuses are intended to compensate officers for achieving corporate goals and value-creating milestones. Each executive officer is eligible for a discretionary annual bonus up to an amount equal to a specified percentage of such executive officer’s salary.

Long-Term Incentive Program.  We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. We believe that the use of equity and equity-based awards offers the best approach to achieving our compensation goals. We have not adopted formal stock ownership guidelines.

We have just adopted, subject to the effectiveness of the Board and stockholder actions described earlier in this Information Statement, the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan, pursuant to which we may grant stock-based incentive compensation.

Severance and Change-in-Control Benefits.  None of our executive officers are presently entitled to severance or change of control benefits. We believe that severance and change-in-control benefits may become an essential element of our executive compensation package in the future and assist us in recruiting and retaining talented individuals.

Restricted Stock Grants or Awards.  We have not granted any restricted stock or restricted stock awards pursuant to our equity benefit plans to any of our executive officers. However, our compensation committee, in its discretion, may in the future elect to make such grants to our executive officers if it deems it advisable.

Other Compensation.  We intend to continue to maintain the current benefits and perquisites for our executive officers; which are nominal, however, our compensation committee, in its discretion, may in the future revise, amend or add to the benefits and perquisites of any executive officer if it deems it advisable.

The following table sets forth information concerning compensation, paid or accrued, for the Named Executive Officers (as said term is defined in Item 402 of Regulation S-B) for services in all capacities to CTSC during the fiscal years ended December 31, 2006 and 2005.

	Option Awards						Stock Awards
										Equity
										Incentive
									Equity	Plan
				Equity					Incentive	Awards:
				Incentive					Plan	Market
				Plan					Awards:	or Payout
				Awards:				Market	Number of	Value of
				Number			Number of	Value of	Unearned	Unearned
		Number Of	Number of	of Securities			Shares or	Shares	Shares,	Shares,
		Securities	Securities	Underlying			Units of	or Units	Units,	Units, or
		Underlying	Underlying	Unexercised	Option		Stock	of Stock	or Other	Other
	Option	Unexercised	Unexercised	Unearned	Exercise	Option	That	That	Rights	Rights
	Grant	Options	Options	Options	Price	Expiration	Have not	Have not	That Have	That Have
Name	Date	(#) Exercisable	(#) Unexercisable	(#)	($/Share)	Date	Vested (#)	Vested ($)	Not Vested (#)	Not Vested (#)

Stephen Katz	6/10/2004	15,000	0	0	$0.730000	6/10/2014
	9/23/2002	4,000	1,000		$0.990000	9/23/2012
	9/23/2002	5,000	0		$0.990000	9/23/2012
	9/10/2001	3,750	0		$2.745000	9/10/2011	0	0	0	0
	9/10/2001	11,250	0		$2.745000	9/10/2011
	6/14/1999	3,400	0		$3.281250	6/14/2009
	6/21/2000	41,794	0		$8.000000	6/21/2010
	6/21/2000	23,206	0		$8.000000	6/21/2010
	3/22/2000	5,000	0		$11.344000	3/22/2010
Kenneth Block	0	0	0	0	0	0	0	0	0

SUMMARY COMPENSATION TABLE

						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total

Stephen Katz	2006	$0	$0	$0	$0	0	$0	$0	$0
Chairman of the Board of Directors and	2005	$0	$0	$0	$0	0	$0	$0	$0
Chief Executive Officer
Kenneth Block	2006	$40,000	$0	$0	$0	0	$0	$0	$40,000
Chief Financial Officer	2005	$40,000	$0	$0	$0	0	$0	$0	$40,000

Stephen Katz, former Chairman of the Board of Directors and Chief Executive Officer of CTSC, served without cash compensation. He received a stock grant (73,000 shares) in August 2007.

Kenneth Block, Chief Financial Officer, was and is employed by CTSC on a part-time, as needed basis, and has received the compensation as indicated in the “Summary Compensation Table.” He also received a stock grant (2,500 shares) in August 2007.

Aggregated Option Exercises in 2006 and Year-End Option Values

The following table sets forth information with respect to the Outstanding Equity Awards as of December 31, 2006 for the Named Executive Officers.

Since December 31, 2006, no additional options were granted. In connection with the Share Exchange, Stephen Katz agreed to the cancellation of certain outstanding stock options held by him in exchange for the grant of 2,000 shares of our common stock, resulting in the cancellation of 88,400 stock options held by him upon the issuance of such shares. Such disposition was approved by the board of directors of CTSC in advance and in accordance with Rules 16b-3(e) and 16b-3(d)(1) promulgated under the Exchange Act, for the purpose of exempting the dispositions under Rule 16b-3 of the Exchange Act. Mr. Block also received a grant of 2,500 shares of our common stock in August 2007 for his services as an officer, for services performed in connection with the Share Exchange and for prior merger and acquisition services over the past several years.

Director Compensation

The following table sets forth information with respect to compensation of directors of CTSC during fiscal year 2006.

	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
Name	in Cash ($)	Awards ($)(1)	Awards ($)(2)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)

Joshua J. Angel	0	0	0	0	0	0	0
Dr. Phillip Frost	0	0	0	0	0	0	0
Dr. Jane Hsiao	0	0	0	0	0	0	0
Stephen Katz	0	0	0	0	0	0	0
Richard Pfenniger	0	0	0	0	0	0	0
Lawrence Schoenberg	0	0	0	0	0	0	0

(1)	In 2007, existing and now-former directors received the following grants of Company common stock in consideration for their services on CTSC’s board of directors and as officers, if applicable, and for services performed in connection with the Share Exchange and for prior merger and acquisition services performed by such persons over the past several years: Stephen Katz — 71,000 shares, Lawrence Schoenberg — 26,500 shares, Joshua J. Angel — 26,500 shares, Dr. Phillip Frost (issued to Frost Gamma Investments Trust) — 15,000 shares, Dr. Jane Hsiao — 15,000 shares, Richard Pfenniger — 15,000 shares, Steven D. Rubin — 15,000 shares. Additionally, in connection with the Share Exchange, Messrs. Angel and Schoenberg agreed to the cancellation of certain outstanding stock options held by each of them in exchange for the grant of 2,000 shares of our common stock to each of them, resulting in the cancellation of 3,200 and 20,000 stock options held by Messrs. Angel and Schoenberg, respectively, upon the issuance of such shares. Such dispositions were approved by the board of directors of CTSC in advance and in accordance with Rules 16b-3(c) and 16b-3(d)(1), promulgated under the Exchange Act, for the purpose of exempting the dispositions under Rule 16b-3 of the Exchange Act. See also Item 7. Certain Relationships and Related Transactions and Director Independence for information on other grants.

(2)	At December 31, 2006, we had outstanding options to purchase 172,600 shares of our common stock. Prior to the closing of the Share Exchange, 111,600 of the options, which were cancelled, had exercise prices greater than the fair market value of CTSC’s common stock at such time. The 59,800 options remaining were held by Messrs. Angel (17,400), Katz (25,000) and Schoenberg (17,400) and had weighted average exercise prices of $0.73, $0.83 and $0.73, respectively. Messrs. Angel and Katz have subsequently exercised all of their options.

We are currently considering compensation policies for directors of CTSC. In the future, we may adopt a policy of paying independent directors an annual retainer and a fee for attendance at board of directors and committee meetings. We anticipate reimbursing each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.

Stock Option Plans

Immediately prior to the closing of the Share Exchange, CTSC had options to purchase 59,800 shares of common stock outstanding under its existing option plan and no options were outstanding to purchase shares of SafeStitch.

New Incentive Compensation Plan

We have just adopted, subject to the effectiveness of the Board and stockholder actions described earlier in this Information Statement, the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan, pursuant to which we may grant stock-based incentive compensation.

Employment Agreement

SafeStitch entered into a letter agreement with Dr. Stewart B. Davis on May 16, 2007, pursuant to which he became Chief Operating Officer of SafeStitch. The letter agreement has a term of one year. The letter agreement provides for a salary of $130,000 per year, the award of options to purchase 50,000 shares of common stock at an exercise price of $2.60 per share, vesting 25% per year, and eligibility for yearly bonuses in cash or stock based on performance. In accordance with the letter agreement and in consideration for Dr. Davis’ continued services as Chief Operating Officer of the Company, we have granted Dr. Davis an aggregate of 88,667 options to purchase CTSC common stock, which vest in accordance with the letter agreement.

Corporate Governance

CTSC’s common stock is currently quoted on the National Association of Securities Dealers, Inc.’s, OTC Bulletin board, or “OTCBB”. Accordingly, we are not required to have an audit, compensation or nominating committee. However, we plan to submit a listing application to list our shares on the American Stock Exchange (“AMEX”). We cannot assure you that we will be successful in listing our shares with the AMEX. We currently monitor developments in the area of corporate governance to ensure we will be in compliance with the standards and regulations required by the AMEX. A summary of our corporate governance measures follows:

Independent Directors

We believe a majority of the members of our board of directors are independent from management. When making determinations from time to time regarding independence, the board of directors will reference the listing standards adopted by the AMEX as well as the independence standards set forth in the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC under that Act. In particular, our audit committee will periodically evaluate and report to the board of directors on the independence of each member of the board of directors. Our audit committee will analyze whether a director is independent by evaluating, among other factors, the following:

1. Whether the member of the board of directors has any material relationship with us, either directly, or as a partner, member, manager, stockholder or officer of an organization that has a relationship with us;

2. Whether the member of the board of directors is a current employee of our company or our subsidiaries or was an employee of our company or our subsidiaries within three years preceding the date of determination;

3. Whether the member of the board of directors is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) any of our present internal or external auditors or any affiliate of such auditor, or (ii) any of our former internal or external auditors or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

4. Whether the member of the board of directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the compensation committee of another company that concurrently employs the member as an executive officer;

5. Whether the member of the board of directors receives any compensation from us, other than fees or compensation for service as a member of the board of directors and any committee of the board of directors and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with board of directors or committee membership matters;

6. Whether an immediate family member of the member of the board of directors is currently or was an executive officer of ours within three years preceding the date of determination;

7. Whether an immediate family member of the member of the board of directors is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) any of our present internal or external auditors, or (ii) any of our former internal or external auditors which performed services for us within three years preceding the date of determination; and

8. Whether an immediate family member of the member of the board of directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the compensation committee of another company that concurrently employs the immediate family member of the member of the board of directors as an executive officer.

The above list is not exhaustive and we anticipate that the audit committee will consider all other factors which could assist it in its determination that a director will have no material relationship with us that could compromise that director’s independence.

Our non-management directors will hold formal meetings, separate from management, at least two times per year.

We have no formal policy regarding attendance by our directors at annual stockholders meetings, although we encourage such attendance and anticipate most of our directors will attend these meetings.

Steven D. Rubin has participated in discussions with our executive officers regarding their compensation.

Personal Loans to Executive Officers and Directors

We currently prohibit extensions of credit in the form of personal loans from us to our directors and executive officers.

Communications with the Board of Directors

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with the audit committee, when established, and until then, with any member of our board of directors. These communications may be confidential or anonymous, and may be mailed, e-mailed, submitted in writing or reported by phone. All of these concerns will be forwarded to the appropriate directors for their review.

COMPENSATION PLANS

Our Board of Directors and a majority of our stockholders approved our 2007 Plan on November 13, 2007. We have reserved 2,000,000 shares of our common stock for issuance, in the aggregate, under the 2007 Plan, subject to adjustment for a stock split, or any future stock dividend or other similar change in our common stock or our capital structure. No options to purchase shares of common stock have been granted under the 2007 Plan.

The following is a summary of the material provisions of the 2007 Plan. This summary is qualified in its entirety by reference to full text of the 2007 Plan, which is attached to this Information Statement as Annex B and is hereby incorporated by reference herein. You are urged to read the full text of the 2007 Plan.

Background and Purpose.  On November 13, 2007, our board of directors adopted the company’s 2007 Plan, which was approved on the same date by a written consent of the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting of the stockholders in accordance with the relevant sections of the Delaware General Corporation Law.

Purpose.  The purpose of the 2007 Plan is to assist our company and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to our company and its subsidiaries and affiliates. The 2007 Plan is intended to enable those persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2007 Plan is November 13, 2007. As of the date of this Information Statement, no awards have been granted under the 2007 Plan.

Stockholder approval of the 2007 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (ii) to comply with the incentive stock options rules under Section 422 of the Code and (iii) for purposes of complying with the stockholder approval requirements for the listing of shares on the American Stock Exchange, upon which we intend to apply for listing.

Shares Available for Awards; Annual Per-Person Limitations.  Under the 2007 Plan, 2,000,000 shares of our company’s common stock are reserved and available for delivery under the 2007 Plan. If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the 2007 Plan. If any option or other award is exercised through the tendering of shares (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements, then only the net of the shares tendered or withheld will count towards the limit. Awards issued in substitution for awards previously granted by a company acquired by our company or one of our subsidiaries or affiliates, or with which our company or one of our subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the 2007 Plan. The maximum number of shares of our common stock that may be issued under the 2007 Plan as a result of the exercise of incentive stock options is 2,000,000, subject to the adjustments described above.

No additional awards will be made under our 1996 Stock Option Plan.

The 2007 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any 12-month period, no eligible person may be granted (i) stock options or stock appreciation rights with respect to more than 1,000,000 shares of our common stock, or (ii) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 500,000 shares of our common stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units (which are described below) with respect to any 12-month performance period is $2,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and for any performance period that is more than 12 months, is 2,000,000 multiplied by the number of full months that are in the performance period.

The committee that administers the 2007 Plan is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.  The persons eligible to receive awards under the 2007 Plan are the officers, directors, employees, consultants and other persons who provide services to our company or any of its subsidiaries or affiliates. An employee on leave of absence may be considered as still in our employ for purposes of eligibility for participation in the 2007 Plan.

Administration.  The 2007 Plan is to be administered by a committee designated by our board of directors consisting of not less than two directors; provided, however, that except as otherwise expressly provided in the 2007 Plan, our board of directors may exercise any power or authority granted to the committee under the 2007 Plan. Subject to the terms of the 2007 Plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2007 Plan, construe and interpret the 2007 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2007 Plan.

Stock Options and Stock Appreciation Rights.  The committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs”, which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but may not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the 2007 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee, the fair market value of a share of our common stock as of any given date is the closing sales price per share as reported on the principal stock exchange or market on which our common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the committee. The committee, thus, may permit the exercise price of options awarded under the 2007 Plan to be paid in cash, shares, other awards or other property (including loans). Options may be exercised by payment of the exercise price in cash, shares of our common stock, outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time.

Restricted and Deferred Stock.  The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. An eligible person granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee. An award of deferred stock confers upon the recipient the right to receive shares of our common stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.  The committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations.  The committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of obligations of our company to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to any terms that the committee may specify.

Other Stock-Based Awards.  The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The committee determines the terms and conditions of those awards.

Performance Awards.  The committee is authorized to grant performance awards to eligible persons on terms and conditions established by the committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination of those things, as determined by the committee. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify those awards as “performance-based compensation” not subject to the limitation on tax deductibility by our company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our company’s chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of the employee being among our 4 highest compensated officers for the taxable year (other than our chief executive officer). If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not our board of directors.

If and to the extent that the committee determines that these provisions of the 2007 Plan are to be applicable to any award, one or more of the following business criteria for our company and its subsidiaries, on a consolidated basis, and/or for any of our subsidiaries or affiliates, or for business or geographical units of our company and/or any of our subsidiaries or affiliates (except with respect to the total stockholder return and earnings per share criteria), will be used by the committee in establishing performance goals for awards under the 2007 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on assets, net assets, investment, capital, operating revenue or equity; (6) economic value added; (7) direct contribution; (8) income; net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; net operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital or working capital management, including inventory turnover and days sales outstanding; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) stock price. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to our company. The committee will exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our company or not within the reasonable control of our company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards.  Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with any terms and conditions that the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our company’s obligations under the 2007 Plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2007 Plan are generally granted without a requirement that the recipient pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the 2007 Plan, awards under other company plans, or other rights to payment from the company, and may grant awards in addition to and in tandem with other awards, rights or other awards.

Acceleration of Vesting; Change in Control.  The committee may provide in an award agreement, or otherwise determine, that upon a “change in control” as defined in the 2007 Plan, (i) options and stock appreciation rights that previously were not vested or exercisable become immediately exercisable, or (ii) that any restrictions applicable to restricted stock, deferred stock, or other stock based awards immediately lapse. In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment and Termination.  Our board of directors may amend, alter, suspend, discontinue or terminate the 2007 Plan or the committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if that approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2007 Plan which might increase the cost of the 2007 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our board of directors, the 2007 Plan will terminate at the earlier of (a) when no shares of common stock remain available for issuance under the 2007 Plan, or (b) termination of the 2007 Plan by our board of directors. Awards outstanding upon expiration of the 2007 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.  The 2007 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.  On exercise of a nonqualified stock option granted under the 2007 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or any of our subsidiaries or affiliates, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.  The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.  Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the 2007 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2007 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights.  Our company may grant stock appreciation rights, which we refer to as “SARs”, separate from any other award, or in tandem with options under the 2007 Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted.

When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

SARs may be issued in tandem with a stock option.  Under this type of arrangement, the exercise of an SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of an SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above). As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to our company upon the grant or termination of SARs. Upon the exercise of an SAR, however, our company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.  Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code.  The 2007 Plan is also intended to comply with Section 409A of the Code and all provisions of the 2007 Plan are to be interpreted in a manner consistent with the applicable requirements of Section 409A of the Code. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations.  Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2007 Plan whom the committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2007 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser.  The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

ANNEX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CELLULAR TECHNICAL SERVICES COMPANY, INC.

Cellular Technical Services Company, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is Cellular Technical Services Company, Inc. The date of the filing of its original certificate of incorporation with the Secretary of State was August 19, 1988.

2. This Amended and Restated Certificate of Incorporation restates and amends the Restated Certificate of Incorporation by (i) changing the Corporation’s name, (ii) increasing the number of authorized shares, (iii) eliminating the staggered structure of the board of directors, (iv) deleting the provision requiring stockholder approval prior to the Corporation’s acquisition of Common Stock from those of our stockholders holding 5% or more of the Corporation’s outstanding voting securities, (v) deleting all supermajority voting requirements, (vi) deleting the provision setting forth compromise procedures in the event of insolvency and (vii) deleting immaterial provisions.

3. The text of the Certificate of Incorporation is hereby amended and restated to read in full as follows:

FIRST:  The name of the Corporation is SafeStitch Medical, Inc.

SECOND:  The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporate Trust Corporation System.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 250,000,000, of which 225,000,000 shall be common stock, par value $.001 per share, and 25,000,000 shall be preferred stock, par value $.01 per share. The board of directors of the Corporation may determine the times when, the terms under which and the consideration for which the Corporation shall issue, dispose of or receive subscriptions for its shares, including treasury shares, or acquire its own shares. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value per share. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable by the corporation.

A description of the different classes and series of the Corporation’s capital stock and a statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of and series of capital stock are as follows:

A. Common Stock.  Except as provided in this Article (or in any resolution or resolutions adopted by the board of directors pursuant hereto) the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder. There shall be no cumulative voting rights in the election of directors. Each share of common stock shall have the same relative rights as and be identical in all respects with all shares of common stock.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and or sinking fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends but only when and as declared by the board of directors.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the common stock in the event of liquidation, dissolution or winding up of the full preferential amounts to which they are respectively entitled, the holders of the common stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall be entitled after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

B. Preferred Stock.  The board of directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide by resolution for the issuance of preferred stock in series, including convertible preferred stock, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates after which they shall be redeemable, and the amounts per share payable in case of redemption, which amounts may vary under different conditions and at different redemption dates;

(f) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amounts of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other relative rights, preferences and limitations of that series.

No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the board of directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

FIFTH:  The Corporation shall be under the direction of a board of directors. The board of directors shall consist of not less than three directors nor more than fifteen directors. The number of directors within this range shall be as stated in the Corporation’s by-laws, as may be amended from time to time.

The terms, classifications, qualifications and election of the board of directors and the filling of vacancies thereon shall be as provided herein and in the by-laws.

At each annual meeting of stockholders, the successors to the directors shall be elected to hold office until the next succeeding annual meeting of stockholders or until their successors shall be elected and qualified.

Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, shall be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the director whose departure caused the vacancy and until such director’s successor shall have been elected and qualified.

Any director may be removed with or without cause by an affirmative vote of at least a majority of the total votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for that purpose. At least 30 but not more than 60 days prior to such meeting of stockholders, written notice shall be sent to the director or directors whose removal will be considered at such meeting.

SIXTH:  The board of directors shall have the power to amend from time to time the by-laws of the Corporation. Such action by the board of directors shall require the affirmative vote of at least a majority of directors then in office at a duly constituted meeting of the board of directors called for such purpose. The stockholders may amend by-laws made by the board of directors. Such action by the stockholders shall require the affirmative vote of at least a majority of the total votes eligible to be cast at a duly constituted meeting of stockholders called for such purpose.

SEVENTH:  Except as otherwise permitted by Delaware General Corporation Law, no amendment of any provision of the Corporation’s Certificate of Incorporation shall be made unless such amendment has been approved both by the board of directors of the Corporation and by the stockholders of the Corporation by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a duly called annual or special meeting.

EIGHTH:  The following provisions are inserted to limit the liability of directors and officers of the Corporation to the full extent of the law allowable and for the conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law.

(a) No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase which was illegal under section 174 of Title 8 of the Delaware Code relating to the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

(b) The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative {other than an action by or in the right of the Corporation) by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(c) The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or as serving at the request of the Corporation, as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court in which such action or suit was brought shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

(d) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(e) Any indemnification under paragraphs herein (unless ordered by a Court) shall be made by the Corporation upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(f) The Corporation may pay expenses incurred by defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding in the manner provided herein upon receipt of an undertaking by or on behalf of the director, office, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

The indemnification and advancement of expenses provided for herein shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) The indemnification and advancement of expenses provided herein or granted pursuant to this provision shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or of any disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(h) The Corporation may purchase and maintain insurance on behalf of any person who is or was serving the Corporation in any capacity referred to hereinabove against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions herein.

(i) The provisions herein shall be applicable to all claims, actions, suits, or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

NINTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

4. This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with Section 245 of the General Corporation Law of the State of Delaware and by the written consent of the stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and written notice of the adoption of this Amended and

Restated Certificate of Incorporation has been given as provided by Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

[Signatures follow on next page]

IN WITNESS WHEREOF, Cellular Technical Services Company, Inc. has caused this Certificate to be signed by Jeffrey G. Spragens, its President, and Dr. Stewart B. Davis, its Secretary this           day of          , 2008.

Cellular Technical Services Company, Inc.

By:	/s/
Jeffrey Spragens, Chief Executive Officer
and President

Attest:

By:	/s/
Dr. Stewart B. Davis,
Secretary

ANNEX B

SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

1.	Purpose	B-3

2.	Definitions	B-3

3.	Administration	B-6

4.	Shares Subject to Plan	B-7

5.	Eligibility; Per-Person Award Limitations	B-8

6.	Specific Terms of Awards	B-8

7.	Certain Provisions Applicable to Awards	B-12

8.	Code Section 162(m) Provisions	B-14

9.	Change in Control	B-15

10.	General Provisions	B-17

SAFESTITCH MEDICAL, INC.
2007 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2007 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist SAFESTITCH MEDICAL, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of

Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option Awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Discounted Stock Appreciation Right” means any Stock Appreciation Right Awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be the Shareholder Approval Date.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(z) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the American Stock Exchange.

(bb) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(gg) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(hh) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ii) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(kk) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ll) “Prior Plan” means the 1996 Stock Option Plan of Cellular Technical Services Company, Inc., as amended.

(mm) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(nn) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(oo) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(rr) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(tt) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to,

Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

Manner of Exercise of Committee Authority.  The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(b) Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be two million (2,000,000). Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one(1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award.  No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as one and one-half (1.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be two million (2,000,000) shares.

(d) No Further Awards Under Prior Plan.  In light of the adoption of this Plan, no further Awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than one million (1,000,000) Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than five-hundred thousand (500,000) Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) two million dollars ($2,000,000) with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, two million dollars ($2,000,000) multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights.  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to

Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award.  The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. [Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or other national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(d) Code Section 409A.

(i) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s separation from service, (v) the date the Participant becomes disabled, (w) the Participant’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled” and “specified employee” all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(ii) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

Covered Employees.  The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(a) Performance Criteria.  If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(b) Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(c) Adjustments.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(d) Committee Certification.  No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.”  Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, but subject to the absolute discretion and approval of the Committee, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company; (v) any acquisition by the Company; (w) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; (y) any acquisition by Dr. Phillip Frost or by any Person controlled by Dr. Phillip Frost, including, but not limited to, the Frost Gamma Investments Trust or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award

Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciation Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

(f) Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.